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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 24, 1997 in the Registration Statement (Amendment No. 3 to Form S-1 No. 333-32199) and the related Prospectus of Pervasive Software Inc. for the registration of 4,000,000 shares of its common stock.

                                                    /s/ Ernst & Young LLP

Austin, Texas

September 16, 1997